SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8K12g3

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 19, 2002


                              THE LINK GROUP, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


       COLORADO                      000-33031               84-1263981
-----------------------------       -----------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
         of incorporation)          File Number)          Identification No.)


#950 - 789 West Pender Street, Vancouver, B.C. Canada V6C 1H2
-------------------------------------------------------------
(Address of principal executive offices)   (Postal Code)


        Registrant's telephone number, including area code: (604) 689-4407
                                                            --------------

Item 1. CHANGES IN CONTROL OF REGISTRANT

        None

Item 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to the contract, the company closed upon its acquisition of ProtectServe Pacific Limited (PSP) by issuing 37,500,000 shares of common stock for 100% of the issued and outtanding stock of PSP.

     Protectserve Pacific Ltd (PSP) is a developer and provider of Surveillance Monitoring Control Systems, Data Acquistion Systems, Internet Services and Wireless Communication Systems.

     Pursuant to the previous 8-K as filed with the SEC on March 26, 2002, the Pro Forma Consolidated Financial Statements are attached hereto as an Exhibit, pages F-1 to F-6. The financial statements of ProtectServe Pacific, LTD. are also attached hereto as an exhibit, pages F-7 to F-F-16.

Item 3. BANKRUPTCY OR RECEIVERSHIP

        None


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None


Item 5. Other Events

        None

Item 6. RESIGNATION AND APPOINTMENT OF NEW DIRECTORS

        None

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)    Financial Statements:

                     Pro Forma Financial Statements of The Link Group, Inc.

                     Audited Financial Statements of ProtectServe Pacific, LTD.

         (b)    Exhibits:

                    None.

Item 8. CHANGE IN FISCAL YEAR

        None


Item 9. REGULATION FD DISCLOSURE

        None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE LINK GROUP, INC.
                                                  (Registrant)


                                             /s/ Justin Kwei
Date:  April 19,2002                         -----------------------------------
                                              Justin Kwei, President

                                LINK GROUP, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (Unaudited)

Basis of Presentation

The following pro forma consolidated financial statements are presented to illustrate the effects of the acquisition of ProtectServe Pacific Limited ("PSP") by The Link Group, Inc. ("the Company"). The pro forma consolidated financial statements have been derived from, and should be read in conjunction with, the audited consolidated financial statements, including notes thereto, of the Company for the ten-month period ended December 31, 2001 and the audited financial statements, including notes thereto, of PSP for the eleven-month period ended December 31, 2001 as contained elsewhere in this Form 8-K.

The following pro forma consolidated financial statements assume that the Company has acquired PSP as of December 31, 2001. The pro forma consolidated statement of operations will be the same if the acquisition of PSP has been consummated at the beginning of the period or during the eleven-month period ended December 31, 2001.

The pro forma financial information has been prepared in accordance with U.S. GAAP.

The pro forma consolidated financial statements are presented for information purpose only and is not necessarily indicative of the financial position or results of operations of the Company that would have occurred had the acquisition of PSP been consummated as of the dates indicated. In addition, the pro forma consolidated financial statements are not necessarily indicative of the future financial condition or operating results of the Company.

                              THE LINK GROUP, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (Unaudited)

Acquisition of PSP

By an agreement dated January 21, 2002, the Company agreed to purchase all the issued and outstanding shares of PSP from three individuals through issuance of 37,500,000 (post-reverse one for four split) common shares. The Company has the right to buy back its shares at $0.0001 per share from these individuals if PSP's after tax profit is less than Hong Kong $9 million dollars ("HKD") for the twelve months ended December 31, 2002. The buy back formula is for every HKD $333,333 that PSP falls short of the HKD $9 million after tax profit, the Company can buy back one million (post-reverse one for four split) common shares from these individuals.

The acquisition of PSP will be accounted for as a reverse takeover with PSP being identified as the acquirer.

Private Placement

Pursuant to a Subscription Agreement dated January 18, 2002, the Company's parent company, Xin Net Corp. ("Xin Net"), invested $600,300 in a private placement of the Company for 14,500,000 (pre-reverse one for four split) common shares at $0.0414 per share and 10,875,000 special warrants at $0.0414 per share convertible into 10,875,000 post-reverse one for four split common shares on or before Janaury 31, 2004 at no further consideration. The Company was also granted an option to purchase an additional 7,500,000 post-reverse one for four split common shares at $0.04 per share, or $300,000, until February 15, 2002. Xin Net did not exercise the option.

Reverse one for four split of issued and outstanding common shares

On February 18, 2002, the shareholders of the Company approved the reverse split of the issued and outstanding common shares of the Company at the ratio of one for four.

                              THE LINK GROUP, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (Unaudited)

Pro Forma Assumptions

The pro forma consolidated financial statements incorporate the following pro forma assumptions :

(a) The Company has received $150,075 from Xin Net through the private placement and has issued 14,500,000 pre-reverse one for four split common shares.

(b) The Company has completed the one for four reverse split of its issued and outstanding common stock.

(c) The Company has received $450,225 from Xin Net upon the exercise of the special warrants and has issued 10,875,000 post-reverse split common shares to Xin Net.

(d) The Company has issued 37,500,000 post-reverse split common shares to three individuals for exchange of 100% of the issued and outstanding common shares of PSP.




                                                    THE LINK GROUP, INC.
                                            PRO FORMA CONSOLIDATED BALANCE SHEET
                                                      DECEMBER 31, 2001
                                                         (Unaudited)
                                                   ProtectServe        The Link                                 The Link
                                                 Pacific Limited      Group, Inc.           Pro forma         Group, Inc.
                                                  historical (a)    historical (b)         adjustments         pro forma
                                                ------------------- ----------------    ------------------ -------------------
ASSETS
Current Assets
  Cash                                                  $  247,813            $   -(e)            150,075          $  848,113
                                                                                   (f)            450,225
  Advances receivable                                      132,841                -                                   132,841
  Accounts Receivables                                     162,833                -                                   162,833
  Inventory                                                300,488                -                                   300,488
  Deposit and prepayment                                    35,616                -                                    35,616
                                                ------------------- ----------------    ------------------ -------------------
                                                           879,591                -               600,300           1,479,891
Property and Equipment, Net                                533,425                -                                   533,425
                                                ------------------- ----------------    ------------------ -------------------
Total Assets                                           $ 1,413,016            $   -            $  600,300         $ 2,013,316
                                                =================== ================    ================== ===================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Accounts Payable and Other Accrued Liabilities        $  160,792            $   -                                $  160,792
  Loan payable                                             300,000                -                                   300,000
  Deferred revenue                                          44,100                -                                    44,100
                                                ------------------- ----------------    ------------------ -------------------
                                                           504,892                -                     -             504,892
Deferred income tax payable                                 36,860                -                     -              36,860
Stockholders' Equity
  Common Stock                                             722,184              540(e)              1,450               6,828
                                                                                   (f)              1,088
                                                                                   (g)              3,750
                                                                                   (g)          (722,184)
  Additional Paid In Capital                                     -          113,767(e)            148,625           1,315,656
                                                                                   (f)            449,137
                                                                                   (g)            604,127
  Retained earnings (Deficit)                              149,080        (114,307)(g)            114,307             149,080
                                                ------------------- ----------------    ------------------ -------------------
Total Stockholders' Equity                                 871,264                -               600,300           1,471,564
                                                ------------------- ----------------    ------------------ -------------------
Total Liabilities and Stockholders' Equity             $ 1,413,016            $   -            $  600,300         $ 2,013,316
                                                =================== ================    ================== ===================



                                                    THE LINK GROUP, INC.
                                       PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                        (Unaudited)

                                           ProtectServe        The Link Group,                            The Link Group,
                                         Pacific Limited             Inc.               Pro forma               Inc.
                                          historical (c)        historical (d)         adjustments           pro forma
                                        -------------------   -------------------   ------------------- ---------------------
Sales                                           $  998,793                $    -                                 $   998,793
Cost of sales                                      342,425                     -                                     342,425
                                        -------------------   -------------------   ------------------- ---------------------
Gross profit                                       656,368                     -                     -               656,368

Expenses
  Amortization                                     165,030                     -                                     165,030
  General and administrative                       280,886                   151(g)              (151)               280,886
  Selling and distribution                          24,512                     -                                      24,512
                                        -------------------   -------------------   ------------------- ---------------------
                                                   470,428                   151                 (151)               470,428
                                        -------------------   -------------------   ------------------- ---------------------

Income before other items and income
taxes                                              185,940                 (151)(g)                151               185,940
Other item : gain on reorganization                      -                 1,707(g)            (1,707)                     -
                                        -------------------   -------------------   ------------------- ---------------------
Income before income taxes                         185,940                 1,556               (1,556)               185,940
Provision for deferred income taxes                 36,860                     -                                      36,860
                                        -------------------   -------------------   ------------------- ---------------------
Net income for the period                       $  149,080             $   1,556            $  (1,556)           $   149,080
                                        ===================   ===================   =================== =====================

Basic and diluted earnings per share             $   0.026             $   0.000                                   $   0.003
                                        ===================   ===================                       =====================

Basic and Diluted weighted average
common shares outstanding                        5,633,036             5,405,200                                  53,351,300
                                        ===================   ===================                       =====================

                              THE LINK GROUP, INC.
            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001
                                   (Unaudited)

(a)  Reflects the historical financial position of PSP as at December 31, 2001.

(b) Reflects the historical financial position of the Company as at December 31, 2001.

(c) Reflects the historical operating results of PSP for the eleven-month period from February 1, 2001 to December 31, 2001.

(d) Reflects the historical operating results of the Company for the ten-month period from March 1, 2001 to December 31, 2001.

The  pro  forma   consolidated   financial   statements  include  the  following
adjustments :

(e) To record the receipt of $150,075 from Xin Net and the issuance of 14,500,000 pre-reverse split common shares through the private placement.

(f) To record the receipt of $450,225 from Xin Net and the issuance of 10,875,000 post-reverse split shares through the exercise of the special warrants by Xin Net.

(g) To record the issuance of 37,500,000 common shares of the Company to acquire 100% of the issued and outstanding shares of PSP.

                          PROTECTSERVE PACIFIC LIMITED

                         REPORT AND FINANCIAL STATEMENTS

                                December 31, 2001

                             (Stated in US Dollars)

TERRY AMISANO LTD.                                                AMISANO HANSON
KEVIN HANSON, C.A.                                         CHARTERED ACCOUNTANTS



                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
Protectserve Pacific Limited


We have audited the accompanying balance sheet of Protectserve Pacific Limited as of December 31, 2001 and the related statements of operations, cash flows and stockholders' equity for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility it to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Protectserve Pacific Limited as of December 31, 2001 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.


Vancouver, Canada                                             /s/ AMISANO HANSON
February 8, 2002                                           Chartered Accountants

750 West Pender Street, Suite 604                       Telephone:  604-689-0188
Vancouver Canada                                        Facsimile:  604-689-9773
V6C 2T7                                                   E-Mail:  amishan@telus

                          PROTECTSERVE PACIFIC LIMITED
                                  BALANCE SHEET
                                December 31, 2001
                             (Stated in US Dollars)

                                     ASSETS

Current
   Cash                                                         $      247,813
   Advances receivable - Note 3                                        132,841
   Accounts receivable                                                 162,833
   Inventory of purchased materials                                    300,488
   Deposit and prepayment                                               35,616
   Deferred tax - Note 4                                                65,983
                                                                --------------
                                                                       945,574
Property and equipment - Notes 5 and 8                                 518,231
                                                                --------------
                                                                $    1,463,805
                                                                ==============
                                   LIABILITIES
Current
   Accounts payable and accrued liabilities                     $      160,792
   Loan payable - Notes 6 and 10                                       300,000
   Deferred revenue - Note 2                                            44,100
                                                                --------------
                                                                       504,892
Deferred tax - Note 4                                                   93,652
                                                                --------------
                                                                       598,544
                                                                --------------
                              STOCKHOLDERS' EQUITY
Common stock,
   Authorized:
   6,000,000, par value $0.1282 each
   Issued:
      5,633,036 shares                                                 722,184
Retained earnings                                                      143,077
                                                                --------------
                                                                       865,261
                                                                --------------
                                                                $    1,463,805
                                                                ==============
Nature of Operations - Note 1
Commitments - Note 7
Subsequent Events - Note 10



                             SEE ACCOMPANYING NOTES

                          PROTECTSERVE PACIFIC LIMITED
                             STATEMENT OF OPERATIONS
        for the period from February 1, 2001 (Commencement of Operations)
                              to December 31, 2001
                             (Stated in US Dollars)
                              --------------------



Sales                                                              $    998,793

Cost of sales - Note 8                                                  342,425
                                                                   ------------
Gross                                                                   656,368
                                                                   ------------
Expenses
   Amortization                                                         180,224
   Selling, general and administrative expenses - Note 8                305,398
                                                                   ------------
                                                                        485,622
                                                                   ------------
Income from operations before income taxes                              170,746

Provision for deferred income taxes                                      27,669
                                                                   ------------
Net income for the period                                          $    143,077
                                                                   ============
Basic earnings per share                                           $     0.025
                                                                   ============
Weighted average number of common shares outstanding                  5,633,036
                                                                   ============


                             SEE ACCOMPANYING NOTES


                          PROTECTSERVE PACIFIC LIMITED
                        STATEMENT OF STOCKHOLDERS' EQUITY
   For the period from September 25, 2000 to (Incorporation) December 31, 2001
                             (Stated in US Dollars)


                                                               Common Stock               Retained
                                                          Shares          Amount          Earnings         Totals
                                                          ------          ------          --------         ------

  Issuance of stock for cash                                  10,000  $        1,282  $            -   $        1,282

  Issuance of stock for services, inventory and
   equipment- Note 8                                       5,623,036         720,902               -          720,902

  Net income for the period                                        -               -         143,077          143,077
                                                           ---------  --------------  --------------   --------------
Balance, December 31, 2001                                 5,633,036  $      722,184  $      143,077   $      865,261
                                                           =========  ==============  ==============   ==============



                             SEE ACCOMPANYING NOTES



                          PROTECTSERVE PACIFIC LIMITED
                             STATEMENT OF CASH FLOWS
        for the period from February 1, 2001 (Commencement of Operations)
                              to December 31, 2001
                             (Stated in US Dollars)
                              --------------------


Operating Activities
  Net income for the period                                                     $       143,077
  Adjustment for non-cash items
   Amortization                                                                         180,224
   Common stock issued for management fees - Note 8                                     128,205
   Common stock issued for inventory - Note 8                                           115,875
   Provision for deferred income taxes                                                   27,669
  Change in working capital items
   Advances receivable                                                             (    132,841)
   Accounts receivable                                                             (    162,833)
   Inventory                                                                       (    300,488)
   Deposit and prepayment                                                          (     35,616)
   Accounts payable and accrued liabilities                                             160,792
   Deferred revenue                                                                      44,100
                                                                                ----------------
Cash provided by operating activities                                                   168,164
                                                                                ----------------
Investing Activity
  Purchase of property and equipment                                               (    221,633)
                                                                                ----------------
Financing Activities
  Loan payable                                                                          300,000
  Proceeds from issuance of common stock                                                  1,282
                                                                                ----------------
Cash from financing activities                                                          301,282
                                                                                ----------------
Net increase in cash and cash equivalents and balance end of
 period                                                                         $       247,813
                                                                                ================
Supplementary disclosure of cash flow information Cash paid for:
     Interest                                                                   $             -
                                                                                ================
     Income taxes                                                               $             -
                                                                                ================
Supplementary disclosure of non-cash investing and financing activities:
     Capital stock issued for equipment - Note 8                                 $      476,822
                                                                                ================



                             SEE ACCOMPANYING NOTES

                          PROTECTSERVE PACIFIC LIMITED
                        NOTES TO THE FINANCIAL STATEMENTS
                                December 31, 2001
                             (Stated in US Dollars)


Note 1        Nature of Operations
              --------------------

              The Company is engaged in the business of developing and marketing computer hardware and web-based surveillance monitoring and control systems. The Company's product is based on proprietary software, the use of which is subject to a license agreement (Note
              7). All operations are carried on outside of the United States.

              Protectserve Pacific Limited (the "Company") was incorporated in Hong Kong on September 25, 2000 with the name Global Surveillance Communications Limited. On January 15, 2001, the Company changed its name to Protectserve Pacific Limited and commenced operations effective February 1, 2001.

Note 2        Summary of Significant Accounting Policies
              ------------------------------------------

              The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America. Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates, which have been made using careful judgement. Actual results may vary from these estimates.

              The financial statements have, in management's opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

              Cash and Cash Equivalents
              -------------------------

              The Company considers all cash and other highly liquid investments with initial maturities of three months or less to be cash equivalents.

              Basic Earnings Per Share
              ------------------------

              The Company reports basic loss per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per Share". Basic earnings per share is computed by dividing net income by the weighted average number of shares of common stock outstanding for the period less shares subject to repurchase.

Protectserve Pacific Limited
Notes to the Financial Statements
December 31, 2001
(Stated in US Dollars) - Page 2
 --------------------

Note 2        Summary of Significant Accounting Policies - (cont'd)
              ------------------------------------------

              Revenue Recognition
              -------------------

              Revenue is recognized when it is probable that the economic benefits will flow to the Company and when the revenue can be measured reliably, on the following basis:

              (i) revenue from the sale of product is recognized using the completed contract method. Completion generally coincides with the time of shipment. Amounts invoiced at year end for contracts which have not yet been completed are not recognized in revenue but are recorded as deferred revenue.

              ii) commission income is recognized when the relevant services are rendered; and

              iii)  interest income is recognized on an accrual basis.

              Impairment of Long-lived Assets
              -------------------------------

              The Company reports the impairment of long-lived assets and certain identifiable intangibles in accordance with Statement of Financial Accounting Standards No. 121. "Accounting for the Impairment of Long-lived Assets for Long-lived Assets to be Disposed Of". Certain long-lived assets and identifiable intangibles held by the Company are reviewed for impairment whenever assets or changes in circumstances indicate the carrying amount of an assets my not be recoverable. Accordingly, an impairment loss is recognized in the period it is determined.

              Property and Equipment
              ----------------------

              Property and equipment are stated at cost less accumulated amortization. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

              Amortization is provided to write-off the cost of property and equipment on the straight-line basis over their estimated useful lives as follows:

                     Computer and office equipment              Five years
                     Computer software                          Three years
                     Motor vehicles                             Five years

              Leasehold improvements are written off on a straight-line basis over the term of the lease.

              Inventories
              -----------

              Inventories are stated at the lower of cost and net realizable value. Cost is calculated using the first-in, first-out method. Net realizable value is the price at which inventories can be sold in the normal course of business after allowing for the costs of realization.

Protectserve Pacific Limited
Notes to the Financial Statements
December 31, 2001
(Stated in US Dollars) - Page 3
 --------------------

Note 2        Summary of Significant Accounting Policies - (cont'd)
              ------------------------------------------

              Foreign Currency Translation
              ----------------------------

              The functional currency of the Company is Hong Kong dollars, which has been translated into US dollars, the reporting currency, in accordance with Statement of Financial Accounting Standards No. 52 "Foreign Currency Translation". Assets and liabilities are translated at the exchange rate at the balance sheet date and revenue and expenses are translated at the exchange rate at the date those elements are recognized. Any translation adjustments resulting are not included in determining net income but are included in other comprehensive income. The exchange rate in effect at the balance sheet date, and the average for the year was 7.8HK$ for 1US$ and accordingly no translation adjustments resulted.

              Income Taxes
              ------------

              The company uses the liability method of accounting for income taxes pursuant to Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes".

Note 3        Advances Receivable
              -------------------

              Advances receivable outstanding at December 31, 2001 were advances paid by the Company to an independent agent to be used for future operations in China.

Note 4        Deferred Tax
              ------------

              The Financial Accounting Standards Board issued Statement Number 109 in Accounting for Income Taxes ("FAS 109") which is effective for fiscal years beginning after December 15, 1992. FAS 109 requires the use of the asset and liability method of accounting of income taxes. Under the assets and liability method of FAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Protectserve Pacific Limited
Notes to the Financial Statements
December 31, 2001
(Stated in US Dollars) - Page 4
 --------------------


Note 4        Deferred Tax - (cont'd)
              ------------
             Deferred tax assets
               Net operating loss carry forward                    $    58,927
               Deferred revenue                                          7,056
                                                                   ------------
                                                                        65,983
             Deferred tax liability
               Property and equipment costs deducted for tax
                purposes in excess of amortization provided          (  93,652)
                                                                   ------------
             Net deferred tax liability                            $ (  27,669)
                                                                   ============

              Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. As at December 31, 2001, management believes it is more likely than not that the net deferred tax asset will be realized in the subsequent year and accordingly no valuation allowance is required.


Note 5        Property and Equipment

                                                                 Accumulated       Net Book
                                                    Cost        Amortization         Value
                                                    ----        ------------       --------
             Computer and office
              equipment                        $     140,221  $      25,707     $     114,514
             Computer software                       475,864        145,403           330,461
             Motor vehicles                           22,493          4,124            18,369
             Leasehold improvements                   59,877          4,990            54,887
                                               -------------  -------------     -------------
                                               $     698,455  $     180,224     $     518,231
                                               =============  =============     =============

Note 6        Loan Payable
              -------------

              The loan is unsecured, non-interest bearing and has no fixed repayment terms.

Protectserve Pacific Limited
Notes to the Financial Statements
December 31, 2001
(Stated in US Dollars) - Page 5
 --------------------

Note 7        Commitments
              -----------

              The Company has entered into an operating lease for its premises for three years, expiring December 31, 2004. The annual lease payments required are $86,900 (HK$677,732) plus operating costs for an aggregate amount payable of $260,700 (HK$2,033,460) plus operating costs.

              The Company has entered into a licensing agreement for exclusive use in Pacific Asia of certain proprietary software related to its products. A license fee of $100 per copy is payable, with a minimum commitment to purchase 5000 copies over three years ending December 31, 2003. The Company can obtain unlimited use of the software by purchasing more than 5000 units before the three-year period or by paying $500,000 less license fees paid to date. Upon the purchase of 5,000 units, the Company will own the proprietary software.

Note 8        Related Party Transactions
              --------------------------

              During the period ended December 31, 2001, capital stock was issued to stockholders as follows:

              For management fees                        $       128,205
              For inventory                                      115,875
              For equipment                                      476,822
                                                         ---------------
                                                         $       720,902
                                                         ===============


              Inventory and equipment were measured at their original cost as incurred by the shareholders. Management fees were measured by the exchange amount, which is the amount agreed upon by the transacting parties and on terms and conditions similar to non-related entities.

Note 9        Segmented Information
              ---------------------

              During the period ended December 31, 2001, three customers accounted for 60% of the Company's revenues with totals of 16%, 20% and 24%, respectively.

Note 10       Subsequent Events
              -----------------

              Subsequent to December 31, 2001, control of the Company was changed as the shareholders of the Company exchanged all of their shares for shares of a US public company. A significant shareholder of the US public company loaned the Company $300,000, pursuant to a loan outstanding at December 31, 2001, which was repaid subsequent to December 31, 2001.